UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2013

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On July 18, 2013,  Baylake Corp. issued a press release setting forth certain information concerning its expected results of operations for the second quarter of 2013.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated July 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2013

BAYLAKE CORP.

By: /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Senior Vice President and Chief Financial

Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated July 18, 2013

4